UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Prospect Floating Rate and Alternative Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PROSPECT FLOATING RATE AND ALTERNATIVE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
January 14, 2026
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders (the "Special Meeting") of Prospect Floating Rate and Alternative Income Fund, Inc., a Maryland corporation (the “Fund” or "we," "us" or "our"), to be held on March 4, 2026, at 10:00 a.m., Eastern Time, at the offices of the Fund, 10 East 40th Street, 42nd Floor, New York, New York 10016.

The notice of Special Meeting and information statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, holders of the outstanding shares of the Fund’s common stock (“stockholders”) will be asked to approve the proposed Fifth Articles of Amendment and Restatement.

The Fund is not soliciting proxies from stockholders and you are not requested to send one. In order to vote on the proposal, you or your proxy will need to attend the Special Meeting and vote in person at the meeting.

Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PROSPECT FLOATING RATE AND ALTERNATIVE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 4, 2026

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Important Notice Regarding the Availability of Information Statement for the Stockholder Meeting To Be Held on March 4, 2026
To the Stockholders of Prospect Floating Rate and Alternative Income Fund, Inc.:
The special meeting of stockholders (the "Special Meeting") of Prospect Floating Rate and Alternative Income Fund, Inc., a Maryland corporation (“PFLOAT,” the “Fund,” “we,” “us,” or “our”), will be held at the offices of the Fund, 10 East 40th Street, 42nd Floor, New York, New York 10016, on March 4, 2026, at 10:00 a.m., Eastern Time.
This notice is not a form for voting and presents only an overview of the more complete information statement for the Special Meeting (the "Information Statement"), which contains important information and is available on the Internet or by mail. We encourage you to access and review the Information Statement before voting.
The Special Meeting is being held to approve the proposed Fifth Articles of Amendment and Restatement (the "Proposal").
You have the right to receive notice of and to vote at the Special Meeting if you were a holder ("stockholder") of record of the Fund’s outstanding common stock at the close of business on January 13, 2026 (the "Record Date").
On December 23, 2025, our Board of Directors unanimously approved the Proposal, declared it advisable and in the best interests of the Fund and its stockholders and directed that it be submitted to the stockholders of the Fund for their consideration at the Special Meeting. On December 23, 2025, the Proposal was approved by a stockholder who holds a majority of the outstanding common stock of the Fund (the "Consenting Stockholder"). The Consenting Stockholder is the John and Daria Barry Foundation, which is an affiliate of John F. Barry III, who currently controls Prospect Capital Management L.P., which serves as the Fund’s investment adviser. As of the close of business on the Record Date, the Consenting Stockholder held 7,247,115 shares of the Fund’s common stock, representing approximately 78.74% of the aggregate voting power of our outstanding shares of common stock entitled to vote on the Proposal.
Accordingly, the Fund is not soliciting proxies from stockholders and you are not requested to send one. In order to vote on the Proposal, you or your proxy will need to attend the Special Meeting and vote in person at the meeting. Stockholders will not be able to attend the Special Meeting remotely or vote on the Proposal remotely. Stockholders are referred to the Information Statement for more information regarding the action being taken and the circumstances surrounding our Board of Director’s recommendation of the action.

This notice is first being mailed to stockholders on or about January 14, 2026. The Information Statement is being first made available to stockholders on or about January 14, 2026.
THE INFORMATION STATEMENT IS FURNISHED FOR YOUR INFORMATION ONLY PURSUANT TO RULE 14C-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. YOU DO NOT NEED TO DO ANYTHING IN RESPECT TO THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT https://www.pfloat.com/information-statement/.
You may print and view the full Information Statement at https://www.pfloat.com/information-statement/. The Information Statement will be available online until the conclusion of the Special Meeting. You may request a paper or email copy of the Information Statement, free of charge, by contacting pfloat@prospectcap.com by e-mail, or by calling 212-448-0702. If you do not request a paper or email copy by this date, you may not otherwise receive a copy.
You may request directions to be able to attend the Special Meeting and vote in person, free of charge, by contacting pfloat@prospectcap.com by e-mail, or by calling 212-448-0702.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
January 14, 2026

PROSPECT FLOATING RATE AND ALTERNATIVE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

Special Meeting of Stockholders

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (this "Information Statement") relates to a Special Meeting of Stockholders (the "Special Meeting") of Prospect Floating Rate and Alternative Income Fund, Inc., a Maryland corporation (“PFLOAT,” the “Fund,” or “we,” “us,” or “our”), to be held at our offices, 10 East 40th Street, 42nd Floor, New York, New York 10016, on March 4, 2026, at 10:00 a.m., Eastern Time.

Our Board of Directors (the "Board of Directors" or the “Board”) has fixed the close of business on January 13, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 9,203,906 shares of PFLOAT’s common stock were issued and outstanding. Each share of common stock is entitled to one vote.

You are entitled to attend the Special Meeting only if you are a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a "stockholder of record" of the Fund (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) but hold shares as a beneficial owner in "street name" (i.e., through an account at a broker or other nominee), in order to attend the Special Meeting you must also provide proof of beneficial ownership, such as your most recent account statement prior to the Record Date or other similar evidence of ownership of our shares. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Special Meeting and cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

This Information Statement is first being released to stockholders on or about January 14, 2026.

At the Special Meeting, stockholders will consider and vote to approve the proposed Fifth Articles of Amendment and Restatement (the "Proposal"), as outlined below and more fully described in this Information Statement.

The Proposal has been approved by the Board and by a stockholder who holds a majority of the outstanding common stock of the Fund (the “Consenting Stockholder”). Accordingly, the Fund is not soliciting proxies from stockholders and you are not requested to send one. In order to vote on the Proposal, you or your proxy will need to attend the Special Meeting and vote in person at the meeting. Stockholders will not be able to attend the Special Meeting remotely or vote on the proposal remotely. Stockholders are referred to this Information Statement for more information regarding the action being taken and the circumstances surrounding the Board’s recommendation of the action.

The approval of the Proposal by the Consenting Stockholder constitutes the consent of a majority of the shares of our common stock issued and outstanding as of the Record Date, and is sufficient under the Maryland General Corporation Law and the Fund’s Fourth Articles of Amendment and Restatement, as amended and supplemented (the “Current Charter”), and bylaws to approve the Proposal. Accordingly, the Fund is not soliciting proxies from stockholders and you are not requested to send one.

The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Special Meeting will constitute a quorum for the transaction of business for the Fund. In order to have a quorum for the transaction of business for the Fund, the Consenting Holder must be present in person or by proxy.

The Proposal will be effected immediately after the Special Meeting by filing the Fifth Articles of Amendment and Restatement, substantially in the form attached hereto as Appendix A, with the State Department of Assessments and Taxation of Maryland.

    We do not believe that our stockholders are entitled to appraisal rights in connection with the Proposal.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF A SPECIAL MEETING OF STOCKHOLDERS.

Purpose of Special Meeting

The Special Meeting has been called to approve the proposed Fifth Articles of Amendment and Restatement (the "Proposal"), as outlined below and more fully described in this Information Statement.

Quorum Required

A quorum must be present at the Special Meeting for any business to be conducted for the Fund. The Fund’s bylaws provide that the presence at the Special Meeting, in person or by proxy, of the holders of shares of the Fund’s outstanding stock entitled to cast one-third of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under our Current Charter, applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Shares that are present at the Special Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

    If a quorum is not present at the Special Meeting, the chairman of the Special Meeting or, if a stockholder vote is called, the stockholders who are present in person or by proxy at the Special Meeting, may adjourn the Special Meeting from time to time.

In order to have a quorum for the transaction of business for the Fund, the Consenting Holder must be present in person or by proxy.

Votes Required

The approval of the Proposal requires the affirmative vote of the holders of a majority of shares outstanding and entitled to vote thereon. Because the Proposal requires the vote of the holders of a majority of the outstanding shares and entitled to vote thereon, abstentions and broker non-votes will have the effect of a vote against the Proposal. Under the rules of the New York Stock Exchange, brokers do not have discretionary authority to vote for the Proposal. As a result, absent specific voting instructions from the beneficial owner of the applicable shares, brokers will not be permitted to vote shares for the Proposal.

If a quorum is not present at the Special Meeting, the chairman of the Special Meeting or, if a stockholder vote is called, the stockholders present in person or by proxy may, by the affirmative vote of a majority of the votes available to be cast at the Special Meeting, adjourn the Special Meeting with respect to the Proposal.

If a quorum is present, a stockholder vote may be called on the Proposal prior to any such adjournment if there are sufficient votes for approval of the Proposal.

Authorization by the Board of Directors and the Consenting Stockholder

Under the Maryland General Corporation Law and the Fund's Current Charter and bylaws, the approval of the Proposal requires the affirmative vote of a majority of the votes entitled to be cast. Each holder of shares of our common stock is entitled to one vote per share of common stock held of record. On the Record Date, we had 9,203,906 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

On December 23, 2025, our Board unanimously adopted resolutions approving the Proposal and declaring the Proposal advisable and in the best interests of the Fund and its stockholders, directed that the Proposal be submitted to the stockholders of the Fund for their consideration at the Special Meeting, and recommended that the stockholders approve the Proposal. In connection with the adoption of these resolutions, the Board obtained the written consent of the Consenting Stockholder, which holds more than a majority of the outstanding shares of common stock, in order to reduce associated costs and implement the Proposal in a timely manner. The Consenting Stockholder voted in favor of the Proposal in a written consent dated December 23, 2025. The Consenting Stockholder is the record or beneficial owner of 7,247,115 shares of common stock as of the close of business on the Record Date, which constitutes approximately 78.74% of the issued and outstanding shares of common stock. No consideration was paid for the consent. The Consenting Stockholder’s name, affiliation with the Fund and beneficial holdings are as follows:

Name	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Outstanding(1)
John F. Barry III(2)	7,247,115	78.74%	%

(1) Based on a total of 9,203,906 shares of our common stock issued and outstanding on the Record Date.
(2) Mr. Barry has sole voting and dispositive power over the 7,247,115 shares of common stock held by him through the John and Daria Barry Foundation. Mr. Barry currently controls Prospect Capital Management L.P., which serves as the Fund’s investment adviser.

Accordingly, the Fund is not seeking the vote or proxy of any other stockholders, although any other stockholders who attend the Special Meeting in person will be given an opportunity to vote with respect to the action described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action that will be taken at the Special Meeting.

The Fund will, promptly after the Special Meeting, file the Fifth Articles of Amendment and Restatement, substantially in the form attached hereto as Appendix A, with the State Department of Assessments and Taxation of Maryland to effect the Proposal, which will be effective on filing.

Information Regarding This Information Statement

The Fund will bear all expenses relating to this Information Statement, including expenses in connection with preparing and mailing this Information Statement and all documents that now accompany or may in the future supplement it. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our shares of common stock held of record by them.

Investment Adviser, Administrator and Dealer Manager

Prospect Capital Management L.P. (“PCM”) serves as the Fund’s investment adviser and Prospect Administration LLC (“Prospect Administration”) serves as the Fund’s administrator. PCM is located at 700 S Rosemary Ave, Suite 204, West Palm Beach, FL 33401 and Prospect Administration is located at 10 East 40th Street, 42nd Floor, New York, New York 10016. Preferred Capital Securities, LLC serves as the Fund's dealer manager (the "Dealer Manager") and its principal offices are located at 3284 Northside Parkway, Suite 150, Atlanta, GA 30327.

Security Ownership of Certain Beneficial Owners and Management

The Fund’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The following table sets forth, as of January 13, 2026, certain ownership information with respect to the Fund’s common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common stock and the beneficial ownership of each current director, the Fund’s executive officers, and the executive officers and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission” or "SEC") and other information obtained from such persons, if available. Such information is as of the date of the applicable filings and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common stock he or she beneficially owns, if any, and has the same address as the Fund. The Fund’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Outstanding(3)
5% or more holders
John F. Barry III(4)	7,247,115	78.74%	%
Interested Director
M. Grier Eliasek(5)	—	—
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	—	—
Eugene S. Stark	—	—
Executive Officers
Kristin Van Dask	—	—
Executive officers and directors as a group (5 persons)	—	—
_______________________________
(1)    The business address of each director and executive officer of the Fund is c/o Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Assumes no other purchases or sales of the Fund’s common stock since the most recently available Commission filings. This assumption has been made under the rules and regulations of the Commission and does not reflect any knowledge that the Fund has with respect to the present intent of the beneficial owners of the Fund’s common stock listed in this table.
(3) Based on a total of 9,203,906 shares of our common stock issued and outstanding on the Record Date.
(4) Mr. Barry has sole voting and dispositive power over the 7,247,115 shares of common stock held by him through the John and Daria Barry Foundation (the "Foundation"). The principal business address of each of Mr. Barry and the Foundation is 700 S. Rosemary Avenue, Suite 204, West Palm Beach, Florida 33401.
(5) Mr. Eliasek also serves as the Chief Executive Officer and President of the Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Fund and equity securities beneficially owned by each director within the same family of investment companies as of January 13, 2026. Information as to beneficial ownership is based on information furnished to the Fund by the directors. The Fund is part of a “family of investment companies,” as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”), Prospect Enhanced Yield Fund (“PENF”) and Prospect Capital Corporation (“PSEC” and, collectively with Priority, PFLOAT and PENF, the “Fund Complex”).

Name of Director	Dollar Range of Equity Securities in PFLOAT (1)(2)	Dollar Range of Equity Securities in PENF(1)(2)	Dollar Range of Equity Securities in Priority(1)(2)	Dollar Range of Equity Securities in PSEC(1)(2)
Interested Director
M. Grier Eliasek	None	None	None	Over $100,000
Independent Directors
Andrew C. Cooper	None	None	None	None
William J. Gremp	None	None	None	Over $100,000
Eugene S. Stark	None	None	None	Over $100,000
_______________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which requires pecuniary interest.
(2)    The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL: APPROVAL OF THE PROPOSED FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

In connection with the Fund's public offering of its shares of common stock (the “Common Shares”), the Fund filed with the SEC a registration statement on Form N-2 (the “Form N-2 Registration Statement”) to register the public offering of the Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), and also filed the Form N-2 Registration Statement with each state. During its state registration process, the Fund received comments from certain state securities regulatory authorities on its Current Charter based on the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (“Omnibus Guidelines”).

Stockholders of the Fund are being asked to approve the proposed Fifth Articles of Amendment and Restatement of the Fund (the “Proposed Charter”) for the purpose of conforming the Fund’s Current Charter to the NASAA Omnibus Guidelines.

A copy of the Current Charter was filed with the SEC on November 1, 2013 as Exhibit 2(a) to the Post-Effective Amendment No. 7 to the Fund’s Registration Statement on Form N-2 (SEC File No. 333-174873) and the following amendments or supplements thereto were filed with the SEC:
•Articles Supplementary filed with the SEC on March 3, 2016, as Exhibit 2(a)(1) to the Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2 (SEC File No. 333-206730);
•Articles Supplementary filed with the SEC on September 23, 2019, as Exhibit 3.1 to the Fund’s Current Report on Form 8-K;
•Articles of Merger filed with the SEC on April 1, 2019, as Exhibit 3.1 to the Fund’s Current Report on Form 8-K;
•Articles of Amendment filed with the SEC on August 6, 2020, as Exhibit 2(a)(4) to the Post-Effective Amendment No. 3 to the Fund’s Registration Statement on Form N-2 (SEC File No. 333-230251);
•Articles of Amendment filed with the SEC on January 11, 2022, as Exhibit 3.1 to the Fund's Current Report on Form 8-K; and
•Articles of Amendment filed with the SEC on September 21, 2022, as Exhibit 3.1 to the Fund's Current Report on Form 8-K.

Each of these documents are available at www.sec.gov.

The Proposed Charter will be substantially in the form of Appendix A to this Information Statement, which is marked to show the changes against the Current Charter.

Reason for the Proposed Charter

The Fund filed the Form N-2 Registration Statement with the SEC to register the public offering of the Common Shares under the Securities Act. Because the Common Shares are not traded on a national securities exchange, the Fund is required to register the Common Shares in each individual state in which the Fund offers and sells such Common Shares. Most states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to the NASAA Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

At the request of certain states, and in order to obtain and/or maintain authorization to offer and sell its Common Shares in those states, the Fund has undertaken to submit the changes to its Current Charter described below for approval by the Fund’s stockholders. To comply with such undertakings, the Board has determined that the proposed revisions in the Proposed Charter are desirable and should be approved by the Fund’s stockholders. If this proposal is approved by the stockholders, the Proposed Charter will become effective immediately.

Description of the Proposed Charter

The revisions contained in the Proposed Charter include:
•amending Section 4.4 to increase the quorum for stockholder meetings from one third to 50% of shares of common stock entitled to vote on the matter to be approved at the stockholder meeting;
•amending Article V to divide the authorized common stock into four different classes of common stock;
•amending Article XI to allow that meetings of stockholders be called by the adviser or stockholders holding 10% or more of the then outstanding shares, for any matters for which the stockholders may vote;
•amending Article XI to allow holders of a majority of the then outstanding shares entitled to vote to remove directors without cause, without the necessity for concurrence by the sponsor, the adviser or the Board; and

•other technical, conforming (including to the NASAA Omnibus Guidelines) or clarifying revisions.

The foregoing summary descriptions of the proposed revisions included in the Proposed Charter are qualified in their entirety by the complete text of the Proposed Charter, substantially in the form of Appendix A to this Information Statement.

Board Consideration

The Board has approved the Proposed Charter. In reaching a decision to approve the Proposed Charter, the Board considered, among other things, the fact that the changes contemplated in the Proposed Charter are necessary for the Fund to obtain and/or maintain its registration in certain states and are necessary for the Fund to continue its public offering without disruption. The Board also considered that the proposed changes would have little impact on the investment advisory and administrative services being provided to the Fund or on the operational aspects of the Fund. Based on its review and discussion of the Proposed Charter, the Board determined that adoption of the Proposed Charter was in the best interests of the Fund’s stockholders. The Board then directed that the Proposed Charter be submitted to the stockholders for approval at the Special Meeting with the Board’s recommendation that the stockholders vote to approve the Proposed Charter.

Required Vote

The affirmative vote of the holders entitled to cast a majority of the votes of issued and outstanding Common Shares as of the Record Date is required to approve the Proposed Charter. For purposes of the vote on the Proposed Charter, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum, and will have the same effect as votes against this proposal.

The Board recommends that you vote FOR the approval of the Proposed Charter.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Fund at Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

Householding of Information Statement Materials

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Please note that only one Information Statement may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Information Statement or for instructions as to how to request a separate copy of this document or as to how to request a single copy if multiple copies of this document are received, stockholders should contact the Fund at the address and phone number set forth below.

Requests should be directed to Prospect Floating Rate and Alternative Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.

Other Business

The Board knows of no other matters that may be presented for stockholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon them in their discretion.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary

New York, New York
January 14, 2026

APPENDIX A

PROPOSED FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

~~FOURTH~~FORM OF FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT OF
~~TRITON PACIFIC INVESTMENT CORPORATION~~PROSPECT FLOATING RATE AND ALTERNATIVE INCOME FUND, INC.

FIRST: ~~Triton Pacific Investment Corporation~~Prospect Floating Rate and Alternative Income Fund, Inc. (the “Corporation”), a Maryland corporation, desires to amend and restate its charter.

SECOND: The following provisions are all the provisions of the charter of ~~Triton Pacific Investment Corporation~~Prospect Floating Rate and Alternative Income Fund, Inc. currently in effect and as hereinafter amended:

ARTICLE I NAME
The name of the corporation is ~~Triton Pacific Investment Corporation~~Prospect Floating Rate and Alternative Income Fund, Inc.

ARTICLE II PURPOSE
The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including conducting and carrying on the business of a business development company, subject to making an election therefor under the Investment Company Act of 1940, as amended (the “1940 Act”).

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent of the Corporation in Maryland is National Registered Agents, Inc. of MD, 351 W. Camden Street, Baltimore, MD 21201. The street address of the principal office of the Corporation in the State of Maryland is c/o National Registered Agents, Inc. of MD, 351 W. Camden Street, Baltimore, MD 21201.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number, Term and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the board of directors. The number of directors of the Corporation is ~~five~~four (~~5~~4), which number may be increased or decreased from time to time by the board of directors pursuant to the bylaws of the Corporation (“Bylaws”). Notwithstanding the foregoing sentence, the number of directors that shall comprise the Corporation’s board of directors shall not be less than three, except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor. Each director shall hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms. Any director elected by the directors without a stockholder vote to fill a vacancy as a result of the expansion of the size of the board of directors who remains a director of the Corporation at the time of the next annual meeting of stockholders shall be submitted to the stockholders for election to the board of directors at such annual meeting of stockholders.

A majority of the board of directors shall be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. The names of the directors currently in office are ~~Craig J. Faggen, Ivan Faggen, Ronald W. Ruther, Marshall Goldberg and William Pruitt~~M. Grier Eliasek, Andrew Cooper, William Gremp and Eugene Stark.

The Corporation elects, at all times that it is eligible to so elect, to be subject to the provisions of Section ~~3-804(c)~~3-803 of the Maryland General Corporation Law (the “MGCL”), the repeal of which may be effected only by the means authorized by Section 3-802(b)(3) of the MGCL, for the creation of a classified board structure consisting of three director classes of three years each. The corporation shall also be subject to Section 3-804(c) of the MGCL , subject to applicable requirements of the 1940 Act and except as may be provided by the board of directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), in order that any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 4.2 Extraordinary Actions. Except as otherwise specified in this charter or in the Bylaws of the Corporation, and notwithstanding any provision of law requiring an action to be approved by the affirmative vote of the holders of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the board of directors and approved by the affirmative vote of holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Stock Issuance. The board of directors may authorize the issuance from time to time of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in this charter or the Bylaws.

Section 4.4 Quorum. The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast ~~one third~~fifty percent of the votes entitled to be cast ~~at the meeting~~(without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of stock entitled to cast ~~one third~~fifty percent of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Section 4.5 Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 4.6 Appraisal Rights. Except as may be provided by the board of directors in setting the terms of any class or series of Preferred Stock and except as contemplated by Section 3.708 of the MGCL, no stockholder of the

Corporation shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto in connection with any transaction.

Section 4.7 Determinations by Board.

(a)The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with this charter shall be final and conclusive and shall be binding upon the Corporation and every stockholder: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any stock of the Corporation; the stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any conflict between the MGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, this charter or the Bylaws or otherwise to be determined by the board of directors. This Section 4.7 does not modify the fiduciary duty of the directors of the Corporation and its stockholders nor preclude stockholders from bringing direct actions or stockholder derivative suits.

(b)Notwithstanding anything to the contrary contained in paragraph (a) above, to the extent the board of directors determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, the NASAA Omnibus Guidelines shall control to the extent any provisions of the MGCL are not mandatory.

ARTICLE V STOCK
Section 5.1 Authorized Stock. The Corporation has authority to issue 100,000,000 shares of stock, of which 75,000,000 shares are classified as common stock, $0.001 par value per share (“Common Stock”), divided into classes of Common Stock consisting of 37,500,000 shares designated as Class A Common Stock, 12,500,000 shares designated as Class S Common Stock, 12,500,000 shares designated as Class D Common Stock, 12,500,000 shares designated as Class I Common Stock, and 25,000,000 shares are classified as Preferred Stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized stock having par value is $100,000. All stock shall be fully paid and nonassessable when issued, and the Corporation shall not make any mandatory Assessment against any stockholder beyond such stockholder’s subscription commitment. A majority of the entire board of directors, including a majority of the independent directors, without any action by the stockholders of the Corporation, may amend this charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 5.2 Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. Except as otherwise provided in this charter, and subject to the express terms of any class or series of Preferred Stock, holders of Common Stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of Common Stock shall be determined in accordance with applicable law and this charter. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of the assets available for distribution as the number of outstanding shares of stock of such class held by such holder bears to the total number of outstanding shares of stock of such class then outstanding. The board of directors, including a majority of the independent directors, may classify or reclassify any unissued shares of Common Stock from time to time, in one or more classes or series of Common Stock or Preferred Stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, or to dividends, qualifications, or terms or conditions of redemption of the stock.

All shares of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation and other rights, provided however that notwithstanding anything in the Charter of the Corporation to the contrary:

(a)Shares of Class A Common Stock and Class S Common Stock, Class D Common Stock, or Class I Common Stock, may be issued and sold subject to such different front-end sales loads, distribution fees, contingent deferred sales charges, or front-end sales loads and contingent deferred sales charges as the Board of Directors shall from time to time establish with respect to each such class in accordance with the Investment Company Act of 1940 (the “1940 Act”), the terms of any exemptive order granted by the SEC pursuant to the 1940 Act, and applicable rules and regulations of FINRA;

(b)Subject to compliance with the requirements of the 1940 Act, each share of Class S Common Stock, Class D Common Stock, or Class I Common Stock, shall automatically convert, without action by the stockholders, into a number of shares of Class A Common Stock based on the relative net asset value per share for each class at such time upon (i) a Liquidity Event (as defined herein), (ii) the Corporation’s dealer manager advising the Corporation that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, distribution fees and contingent deferred sales charges, if any, and any other underwriting compensation with respect to all shares of Class A Common Stock and Class S Common Stock, Class D Common Stock, or Class I Common Stock would be in excess of 10% of the gross proceeds in a public offering registered with the SEC, or (iii) the total underwriting compensation from the upfront selling commissions and distribution fees attributable to such share of Class S Common Stock, Class D Common Stock, or Class I Common Stock, reaching a “sales charge cap” determined by resolution of the board of directors and described in a prospectus for such class as and to the extent required by the 1940 Act and the rules and regulations thereunder. If any shares of Class S Common Stock, Class D Common Stock, or Class I Common Stock are converted pursuant to clause (ii), above, and if there are outstanding shares that are identifiable by the Corporation as having been issued pursuant to a distribution reinvestment plan with respect to distributions attributable to the converted shares or as a stock dividend with respect to the converted shares, then the identified shares shall automatically convert, without action by the holder thereof, into a number of shares of Class A Common Stock based on the relative net asset value per share for the applicable class at such time. As used herein, the term “Liquidity Event” shall mean (1) the listing of the Common Stock on a national securities exchange, (2) a sale or merger in a transaction that provides stockholders of the Corporation with cash and/or securities of a publicly traded company or (3) a sale of all or substantially all of the assets of the Corporation for cash or other consideration, excluding non-listed securities; and
(c)As to any matter with respect to which a separate vote of the holders of a particular class of shares of the Corporation is required by the 1940 Act, the terms of any exemptive order granted by the SEC pursuant to the 1940 Act, or the Maryland General Corporation Law, such requirement as to a separate vote by that class shall apply in lieu of a general vote of all classes; in the event that the separate vote requirement referred to in the preceding clause applies with respect to one or more classes, then, subject to the following clause, the shares of all other classes not entitled to a separate class vote shall vote as a single class; and, except as required otherwise by the 1940 Act, the terms of any exemptive order granted by the SEC pursuant to the 1940 Act, or the Maryland General Corporation Law, the holders of a particular class of the Corporation’s shares shall not be entitled to vote as to any matter which does not affect the interest of that class;

(d)The shares of Class S Common Stock, Class D Common Stock and Class I Common Stock shall represent the same interest in the Corporation together with all other classes of Common Stock and have identical voting, dividend, liquidation and other rights, subject to the terms set forth below:

(i)Shares of Class S Common Stock, Class D Common Stock and Class I Common Stock may be issued and sold subject to such different front-end sales loads, distribution fees, contingent deferred sales charges, or front-end sales loads and contingent deferred sales charges as the Board of Directors shall from time to time establish with respect to each such class in accordance with the 1940 Act, the terms of any exemptive order granted by the Securities and Exchange Commission (the “SEC”) pursuant to the 1940 Act, and applicable rules and regulations of the Financial Industry Regulatory Authority.

(ii)At the sole discretion of the Board of Directors, upon a determination by the Corporation’s dealer manager, transfer agent or other agent selected by the Board of Directors that underwriting compensation, including upfront placement fees or brokerage commissions, and stockholder servicing and/or distribution fees paid with respect to shares of Class D Common Stock or Class S Common Stock held in a stockholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the dealer manager or the applicable participating broker), each applicable share of Class S Common Stock and Class D Common Stock held in a stockholder’s account may, at the end of the month of such determination, automatically and without any action on the part of the holder thereof convert into a number of shares of Class I Common Stock (including fractional shares) with an equivalent net asset value (“NAV”) as such shares of Class S Common Stock or Class D Common Stock. The Board of Directors may modify this requirement if permitted by the terms of any exemptive order granted by the SEC pursuant to the 1940 Act. In addition, each share of Class D Common Stock, Class S Common Stock and Class I Common Stock held in a stockholder’s account will automatically convert into a number of shares of Class A Common Stock (including any fractional shares) with an equivalent NAV as such share on the earliest of (i) a liquidity event as determined by the Board of Directors or (ii) immediately prior to any liquidation, dissolution or winding up of the Corporation.

Section 5.3 Preferred Stock. The board of directors, including a majority of the independent directors, may classify or reclassify any unissued shares of Preferred Stock from time to time, in one or more classes or series of Preferred Stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, or to dividends, qualifications, or terms or conditions of redemption of the stock.

Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series;
(c)set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside this charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with SDAT, or other charter document.

Section 5.5 Deferred Payments. The Corporation shall not have authority to make arrangements for deferred payments on account of the purchase price of the Corporation’s stock unless all of the following conditions are met:
(a) such arrangements are warranted by the Corporation’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Corporation; (c) the deferred payments shall be evidenced by a promissory note of the stockholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment and (d) selling commissions and Front End Expenses paid upon deferred payments are payable when payment is made on the note. The Corporation shall not sell or assign the deferred obligation notes at a discount to meet the Corporation’s financing needs. In the event of default in the payment of deferred payments by a stockholder, the stockholder may be subjected to a reasonable penalty. The Corporation shall not acquire interests in any portfolio companies or other assets in exchange for common stock or any other ownership interest in the Corporation.

Section 5.6 Dividends and Distributions.

(a)The board of directors shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but the Corporation shall not be required to maintain reserves for payment of fees payable to the Adviser) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues. Normally, not less than 1% of the proceeds from offerings and revenues will be considered adequate.

(b)From time to time and not less than quarterly, the board of directors shall review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the board of directors, distribute pro rata to the stockholders funds received by the Corporation which the board of directors deems unnecessary to retain in the Corporation. The board of directors may authorize the Corporation to declare and pay to stockholders such dividends or distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize the Corporation to declare and pay such dividends and distributions (i) as shall be necessary for the Corporation to qualify as a “Regulated Investment Company” under the Code and under the 1940 Act, and (ii) to the extent that the board of directors deems it unnecessary for the Corporation to retain funds received by it; provided, however, that in each case stockholders shall have no right to any dividend or distribution unless and until authorized by the board of directors and declared by the Corporation. The exercise of the powers and rights of the board of directors pursuant to this Section 5.6 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of this charter or distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer. In no event shall funds be advanced or borrowed for purpose of distributions, if the amount of such distributions would exceed the Corporation’s accrued and received revenues for the previous four quarters, less paid and accrued operating costs with respect to such revenues and costs which shall be determined in accordance with generally accepted accounting principles, consistently applied. Distributions from the Corporation to the Sponsor shall only be made in conjunction with distributions to stockholders and only out of funds properly allocated to the Sponsor’s account.

(c)Reinvestment of proceeds resulting from the sale or refinancing of the Corporation’s assets may take place if sufficient cash will be distributed to pay state and federal income tax, if any, (assuming investors are in a specified tax bracket) created by the sale or refinancing of such assets. Proceeds reinvested pursuant to this subsection are not considered to be "investments" in the Corporation for purposes of calculating capital contributions.

(d)Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of the interests in a liquidating trust established in connection with the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of these articles, or distributions in which: (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions or cash in an amount determined by the board of directors to be equivalent to the value of the in-kind distribution that would otherwise have been made, and (iii) in-kind distributions are made only to those stockholders that accept such offer with all others getting cash in an amount determined by the board of directors to be equivalent to the value of the in-kind distribution that would otherwise have been made.

Section 5.7 Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of this charter and the Bylaws. The board of directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws; provided that any alteration, amendment or repeal of the Bylaws that adversely affects the rights of the stockholders shall require the ~~consent of the stockholders~~concurrence by the holders of a majority of the shares entitled to vote on the matter.

Section 5.8 Suitability of Stockholders.

(a)If the Corporation is offering Common Stock or Preferred Stock in a public offering registered with the U.S. Securities and Exchange Commission (a “Public Offering”), subject to any required heightened suitability standards set forth in the prospectus related to such Public Offering (as the same may be amended or supplemented from time to time, the “Prospectus”), to purchase Common Stock or Preferred Stock from the Corporation in the Public Offering, each prospective stockholder must represent to the Corporation, among such other requirements as the Corporation may require from time to time, that such prospective stockholder satisfies any suitability standards required by the guidelines published by NASAA applicable to the Corporation, as such standards may be amended from time to time, that are set forth in the Prospectus, such as that prospective stockholders must have a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or ~~(ii)~~ a net worth (not including home, furnishings and personal automobiles) of at least $250,000.

(b)The Adviser or each Person selling Common Stock on behalf of the Corporation shall make this suitability determination on the basis of information it has obtained from a prospective stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors.

(c)The Adviser or each Person selling Common Stock on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Stock is suitable and appropriate for a stockholder. The Adviser or each Person selling Common Stock on behalf of the Corporation shall maintain these records for at least six years.

Section 5.9 Fractional Shares. The Corporation shall have authority to issue fractional shares. Any fractional shares of stock shall carry proportionately all of the rights of a whole share, including, without limitation, the right to vote and the right to receive dividends and other distributions.

Section 5.10 Redemption. The Corporation is not obligated to redeem or repurchase any of the shares of stock. However, the Corporation is not precluded from voluntarily repurchasing or redeeming stock if such repurchase or redemption does not impair the capital or operations of the Corporation. The Corporation may provide for mandatory redemption rights under the following circumstances:

(a)death or legal incapacity of a holder of stock, or~~;~~

(b)a substantial reduction in the Net Worth or income provided that all of the following are met;:

(i)the Corporation has sufficient cash to make the purchase.

(ii)the purchase will not be in violation of applicable legal requirements.

(iii)not more than 15% of the outstanding stock is purchased in any year.

At the discretion of the Board a penalty may be assessed on the redemption of the stock if the penalty accrues to the benefit of the Corporation. The ~~SPONSOR~~Sponsor is prohibited from receiving a fee on the redemption of Stock by the Corporation. Where the purchase price is not mutually agreed upon, the matter may be submitted to arbitration.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Approval of Certain Charter Amendments and Dissolution. The affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be necessary to effect:

(a)Any amendment to this charter to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(b)The dissolution of the Corporation; and

(c)Any amendment to Section 4.2, Section 4.6, or this Section ~~6.11~~6.1.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 7.1 Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of being a stockholder. ~~The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.~~

Section 7.2 Limitation of Director and Officer Liability. To the fullest extent permitted by Maryland law, subject to any limitation set forth under the federal or state securities laws, in these Fifth Articles of Amendment and Restatement or the Corporations Bylaws, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of this charter or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.3 Express Exculpatory Clauses in Instruments. ~~Neither~~Subject to any limitations set forth under state securities laws, neither the stockholders nor the directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s Assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 7.4 Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of this charter or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.5 Indemnification and Advance of Expenses. Subject to any limitations set forth under Maryland law or the federal or state securities laws or in this Article VII, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Adviser or any of its Affiliates acting as an agent of the Corporation (each such person an “Indemnitee”). The rights to indemnification and advance of expenses provided to a director or officer hereby shall vest immediately upon election of such director or officer. The Corporation may, with the approval of the board of directors or any duly authorized committee thereof, provide such indemnification and advancement of expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The board of directors may take such action as is necessary to carry out this Section 7.5.

Section 7.6 Limitations on Indemnification and Advance of Expenses.

(a)Notwithstanding anything to the contrary contained in Section 7.2 or Section 7.5 above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such particular Indemnitee or hold such particular Indemnitee harmless for any liability or loss suffered by the Corporation, unless all of the following conditions are met:

(i)The particular Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii)The particular Indemnitee was acting on behalf of or performing services for the Corporation.

(iii)Such liability or loss was not the result of the particular Indemnitee’s negligence or misconduct~~, in the case that the Indemnitee is a director, the Adviser, or an Affiliate of the Adviser~~.

(iv)Such indemnification or agreement to hold harmless is recoverable only out of net assets of the Corporation and not from the stockholders.

(b)Notwithstanding anything to the contrary contained in ~~Section~~Sections 7.2 and 7.5, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee, the Sponsor or any person acting as a broker-dealer, unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission (“SEC”) and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.

(c)The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee, the Sponsor or the Sponsor’s Affiliates in advance of final disposition of a proceeding only if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (ii) such Indemnitee, Sponsor or Sponsor’s Affiliate provides the Corporation with written affirmation of such Indemnitee’s, Sponsor’s or Sponsor’s Affiliate’s good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized by Section 7.5 hereof has been met, (iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iv) such Indemnitee, Sponsor or Sponsor’s Affiliate provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnitee is found not to be entitled to indemnification

(d)The Corporation may not incur that portion of liability insurance which insures any ~~director or officer of the Corporation, the Adviser or any Affiliate of the Adviser~~Indemnitee or the Sponsor for any liability as to which such individual or entity is prohibited from being indemnified under this Section 7.6.

(e)The Corporation may not indemnify and may not hold harmless any other Person who is not an Indemnitee.

Section 7.7 Non-exclusivity. The provisions of this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director or officer may be entitled under the Bylaws, a resolution of stockholders or directors, an agreement or otherwise, provided, that such additional rights shall not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws or the NASAA Omnibus Guidelines.

ARTICLE VIII ADVISER
Section 8.1 Supervision of Adviser.

(a)Subject to the requirements of the 1940 Act, the board of directors may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The board of directors shall monitor the Adviser and the Corporation’s Administrator and other service providers to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the stockholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Corporation, its net assets and its net income, (ii) all Front End Expenses shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and any reimbursement to the Advisor for deferred organizational and offering expenses, including any interest thereon, if any, will be included within the 18% limitation, and (iii) the percentage of Capital Contributions of any offering committed to Investment in Program Assets shall be at least 82%. All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Corporation, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Expenses.

(b)The board of directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the investment advisory agreement are being carried out. Compensation will be considered presumptively reasonable if it is limited to the participation in net gains allowed by the Investment Advisers Act of 1940, as amended. The board of directors may consider all factors that it deems relevant in making these determinations.

Section 8.2 Fiduciary Obligations. Any investment advisory agreement with the Adviser shall provide that the Adviser and the Sponsor shall have a fiduciary responsibility and duty to the Corporation and to the stockholders for the safekeeping and use of all the funds and assets of the Corporation, whether or not in the Adviser’s or the Sponsor’s immediate possession or control, and that the Adviser and the Sponsor shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Corporation ~~(unless provided otherwise in such agreement, neither the power of direction of the Adviser nor the exercise thereof by any person shall cause such person to have duties, including fiduciary duties, or liabilities relating thereto to the Corporation or any stockholder)~~. In addition, no investment advisory agreement shall permit the Corporation to contract away the fiduciary obligation owed to the Corporation under common law or the stockholders to contract away the fiduciary obligations owed to the stockholders by the Adviser and the Sponsor under common law. The chief executive officer and chief investment officer of the Adviser shall have at least three years’ relevant experience demonstrating the knowledge and experience to acquire and manage the type of assets being acquired and shall have not less than four years relevant experience in the kind of service being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed. The board of directors shall determine whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.

Section 8.3 Termination. The investment advisory agreement shall provide that it is terminable by (a) a majority of the independent directors on 60 days’ written notice or (b) the Adviser on 120 days’ written notice, in each case without cause or penalty, and in each case the Adviser will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function. After the termination of an investment advisory agreement, the Adviser shall pay all expenses as a result of its withdrawal and not be entitled to compensation for further services provided except that it shall be entitled to receive from the Corporation within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement. If the Corporation and the Adviser cannot agree on the amount of such reimbursements and fees, the parties will submit to binding arbitration which cost will be borne equally by the terminated Adviser and the Corporation. Upon termination, the Adviser shall promptly (i) deliver to the board of directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the board of directors (ii) deliver to the board of directors all assets and documents of the Corporation then in custody of the Adviser; and (iii) cooperate with the Corporation to provide an orderly manner.

Section 8.4 Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall be included in Front End Expenses for purposes of the limit on such Front End Expenses set forth in Section 8.1.

Section 8.5 Acquisition Fees. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation may pay the Sponsor, the Adviser and its Affiliates fees for the review and evaluation of potential investments; provided, however, that the board of directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.

Section 8.6 Reimbursement for Expenses.

~~(a)Reimbursement of Adviser. The Corporation shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses (except in the ordinary course of performing duties on behalf of the Corporation) and other administrative items incurred or allocated to any Controlling Person of the Adviser.~~

(a)All expenses of the Corporation shall be billed to and paid by the Corporation.

(b)~~Reimbursement of Administrator. In the event the Corporation executes an agreement for the provision of administrative services, then the Corporation may reimburse~~The Sponsor, Adviser, and the Administrator~~, at the end of each fiscal quarter, for all expenses of the Corporation incurred by the Administrator as well as~~ may be reimbursed for the actual cost of goods and services used for, or by, the Corporation and obtained from ~~entities not Affiliated with~~Persons other than Affiliates of the Sponsor, the Administrator, the Adviser, or the Corporation.

(c)The Sponsor, the Adviser, and the Administrator may be reimbursed for the administrative services necessary ~~for~~to the prudent operation of the Corporation ~~performed by it on behalf of the Corporation~~; provided, ~~however,~~ the reimbursement shall be ~~an amount equal to~~ the lower of the Sponsor’s, the Adviser’s, or the Administrator’s actual cost or the amount the Corporation would be required to pay ~~third parties for the provision of~~to Persons other than Affiliates of the Sponsor, the Adviser, the Administrator, or the Corporation for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. ~~Except as otherwise provided herein, no~~

(d)No reimbursement shall be permitted for services for which the Sponsor, the Adviser, or the Administrator ~~is~~are entitled to compensation by way of a separate fee.

~~Section 8.7 Notwithstanding the foregoing, the Corporation may reimburse the Administrator, under an agreement between the Corporation and the Administrator whereby the Administrator shall provide certain administrative services for the Corporation, for the salaries, rent and travel expenses of executive officers of the Administrator also serving in the capacity of chief financial officer or chief compliance officer of the Corporation, provided such reimbursement is approved annually by the independent directors.~~

(e) Excluded from the allowable reimbursement shall be:

(i).the Sponsor’s, the Adviser’s, or the Administrator’s rent and depreciation, utilities, capital equipment, and other administrative items; and

(ii).the Sponsor’s, the Adviser’s, or the Administrator’s Controlling Persons’ salaries, fringe benefits, travel expenses, and other administrative items incurred by, or allocated to, the Sponsor’s the Adviser’s, or the Administrator’s Controlling Persons’. Controlling Person includes, but is not limited to, all Persons, whatever their titles, who perform functions for the Sponsor, the Adviser, or the Administrator similar to those of: (a) chairman or member of the board of directors; (b) executive officers; and (c) those holding ten percent or more equity interest in the Sponsor, the Adviser, or the Administrator or a Person having the power to direct or cause the direction of the Sponsor, the Adviser, or the Administrator, whether through the ownership of voting securities, by contract, or otherwise.

Section ~~8.8~~8.7 Other Goods or Services.

(a)~~In addition to the services to be provided under the investment adviser agreement, the~~The Corporation may accept other goods or other services provided by the Adviser, the Administrator or their Affiliates in connection with the operation of assets, provided that (i) the Adviser, Administrator or their Affiliates must be independently engaged in the business of providing such goods or services to persons other than ~~affiliates of~~Affiliates of the Sponsor, the Corporation, the Adviser, or the Administrator and at least 33% of the Adviser’s, Administrator’s or their Affiliates’ (as applicable) associated gross revenues must come from persons other than ~~affiliates of~~Affiliates of the Sponsor, the Corporation, the Adviser or the Administrator; (ii) the Adviser, Administrator or their Affiliates, as fiduciaries ~~(if relevant)~~, determines such self-dealing arrangement is in the best interest of the Corporation; (iii) the terms pursuant to which all such goods or services are provided to the Corporation by the Adviser or the Administrator shall be embodied in a written contract, the material terms of which must be fully disclosed to the stockholders; (iv) the contract may only be modified with approval of a majority of outstanding voting securities of the Corporation; (v) the contract shall contain a clause allowing termination without penalty on 60 days’ notice; (vi) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than Affiliates of the Sponsor, the Corporation, the Adviser ~~and its Affiliates~~, or the Administrator in the same geographic location who provide comparable goods or services which could reasonably be made available to the Corporation; and (vii) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders. Disclosure to shareholders will occur through the Prospectus. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Affiliates of the Sponsor, the Corporation, the Adviser or Administrator ~~and their Affiliates~~.

(b)Notwithstanding the foregoing clause (a), if the Adviser ~~or~~, Administrator or their Affiliates is not engaged in the business to the extent required by such clause, the Adviser ~~or~~, Administrator or their Affiliates may provide to the Corporation other goods and services if all of the following additional conditions are met: (i) the Adviser ~~or~~, Administrator or their Affiliates can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Affiliates of the Sponsor, the Corporation, the Adviser, or Administrator ~~and their Affiliates~~ in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Adviser ~~or~~, Administrator or their Affiliates on behalf of the Corporation in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under Section IV(F)(1) of the NASAA Omnibus Guidelines (or any successor provisions thereto) and the applicable federal ~~or~~and state securities laws; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by Section IV(F)(2) of the NASAA Omnibus Guidelines (or any successor provisions thereto) and applicable federal and state securities laws.

ARTICLE IX INVESTMENT OBJECTIVES
Section 9.1 Investment Objectives. The Corporation’s investment objectives are to generate current income and long-term capital appreciation. The independent directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.

Section 9.2 Investments in Other Programs.

(a)The Corporation shall not invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall ~~the Adviser be entitled to~~ duplicate fees be permitted; provided, however that the foregoing is not intended to prevent the Corporation from carrying out its business of investing and reinvesting its assets in securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.

(b)The Corporation shall have the authority to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Corporation if all of the following conditions are met: (i) the Affiliate and the Corporation have substantially identical investment objectives; (ii) there are no duplicate fees ~~to the Adviser~~; (iii) the compensation payable by the general partnership or joint venture to the Advisers and the Sponsors by each of the Corporation and its Affiliate that invests in such partnership or joint venture is substantially identical; (iv) each of the Corporation and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Corporation and its Affiliate is on substantially the same terms and conditions; and (vi) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Corporation nor its Affiliate controls the partnership or joint venture, and the potential risk that while the Corporation or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.

(c)The Corporation shall have the authority to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Corporation only if all of the following conditions are met: (i) the investment is necessary to relieve the Sponsor or the Adviser from any commitment to purchase the assets entered into in compliance with ~~0~~ prior to the closing of the offering period of the Corporation; (ii) there are no duplicate fees ~~to the Adviser;~~; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Corporation has a right of first refusal to buy if the Sponsor or the Adviser wishes to sell assets held in the joint venture; and (v) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.

(d)The Corporation may be structured to conduct operations through separate single-purpose entities managed by the Sponsor or the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under the NASAA Omnibus Guidelines or applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Corporation, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering expenses, ~~fees payable to the Adviser~~the Sponsor’s and the Adviser’s compensation, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Sponsor, the Adviser, the Corporation and the stockholders; and (iii) there will be no diminishment in the voting rights of the stockholders.

(e)Other than as specifically permitted in ~~subsections~~ Sections 9.2(~~b~~a)~~, (c) and~~ through (d) above, the Corporation shall not invest in general partnerships or joint ventures with Affiliates.

(f)The Corporation shall be permitted to invest in general partnership interests of limited partnerships only if the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, ~~the Adviser is not entitled to any~~there are no duplicate fees, no additional compensation beyond that permitted under applicable law and the official or agency administering the securities laws of a state, province or commonwealth is paid to the Sponsor or the Adviser, and the agreement of limited partnership or other applicable agreement complies with this Section 9.2 and Section V of the NASAA Omnibus Guidelines (or any successor provisions thereto).

ARTICLE X CONFLICTS OF INTEREST
Section 10.1 Sales And Leases To Corporation. The Corporation shall not purchase or lease assets in which the Sponsor, the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise; and (b) the assets are sold or leased upon terms that are reasonable and fair to the Corporation and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. Notwithstanding anything to the contrary in this Section 10.1, the Sponsor and the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Corporation, or the completion of construction of the assets, provided that all of the following conditions are met: (a) the assets are purchased by the Corporation at a price no greater than the cost of the assets to the Sponsor and the Adviser; (b) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Corporation; and (c) there are no other benefits arising out of such transaction to the Sponsor or the Adviser apart from compensation otherwise permitted by the NASAA Omnibus Guidelines.

Section 10.2 Sales And Leases To The Adviser, Directors Or Affiliates. The Corporation shall not sell assets to the Sponsor, the Adviser, any director or any Affiliate ~~thereof~~of the Adviser or the Sponsor unless such sale is duly approved by the holders of a majority of the outstanding voting securities of the Corporation. The Corporation shall not lease assets to the Adviser or any director or any Affiliate ~~thereof~~of the Adviser or the Sponsor unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise and (b) the terms of the transaction are fair and reasonable to the Corporation.

Section 10.3 Loans. Except for the advancement of funds pursuant to the indemnification of Indemnitees (pursuant to the Corporation’s Bylaws), no loans, credit facilities, credit agreements or otherwise shall be made by the Corporation to the Sponsor, the Adviser or any Affiliate thereof.

Section 10.4 Commissions On Financing, Refinancing Or Reinvestment. The Corporation shall not pay, directly or indirectly, a commission or fee to the Sponsor, the Adviser or any Affiliate thereof (except as otherwise specified ~~in this Article XV~~ Section IV(B)(1) of the NASAA Omnibus Guidelines (or any successor provisions thereto)) in connection with the reinvestment of Cash Available for Distribution or of the proceeds of the resale, exchange or refinancing of assets.

Section 10.5 Other Transactions.

(a)The Corporation shall not engage in any other transaction with the Sponsor, the Adviser or a director or any Affiliate thereof unless (a) such transaction complies with the NASAA Omnibus Guidelines and all applicable law and (b) a majority of the directors (including a majority of the independent directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from non-Affiliated third parties.

(b)The Sponsor, the Corporation and the Adviser may not receive or accept any rebate or give-ups or similar arrangement that is prohibited under applicable federal or state securities laws or would circumvent the NASAA Omnibus Guidelines. The Sponsor, the Corporation and the Adviser may not participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, including any arrangement that would circumvent the restrictions of the NASAA Omnibus Guidelines, or enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws or would circumvent the NASAA Omnibus Guidelines. The Sponsor, the Corporation and the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any Person engaged to sell Common Stock or give investment advice to a potential stockholder; provided, however, that this Section 10.5 shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Common Stock, including out of the Corporation’s own assets, including those amounts paid to the Adviser under the investment advisory agreement.

Section 10.6 Lending Practices. On financing made available to the Corporation by the Sponsor or the Adviser, the Adviser and the Sponsor may not receive interest in excess of the lesser of the Sponsor and the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Sponsor and the Adviser shall not impose a prepayment charge or penalty in connection with such financing and the Sponsor and the Adviser shall not receive points or other financing charges. The Sponsor and the Adviser shall be prohibited from providing permanent financing for the Corporation. For purposes of this Section 10.6, “permanent financing” shall mean any financing with a term in excess of 12 months.

Section 10.7 Commingling. The funds of the Corporation shall not be commingled with the funds of any other Person. Nothing in this Section 10.7 shall prohibit the Sponsor, subject to the requirements of the 1940 Act, from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.

Section 10.8 Lending Practices. On financing made available to the Corporation by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or amounts which would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser shall not impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Corporation. For the purposes of this Section 10.8, “permanent financing” shall mean any financing with a term in excess of twelve (12) months.

Section 10.9 No Exclusive Agreement: The Corporation shall not give the Adviser an exclusive right to sell or exclusive employment to sell assets for the Corporation.

ARTICLE XI

STOCKHOLDERS

Section 11.1 Meeting of Stockholders. Meetings of the Corporation may be called by the Adviser or the stockholders holding ten percent or more of the then outstanding shares, for any matters for which the stockholder may vote as set forth in this Article XI. Upon receipt of a written request, either in person or by certified mail, stating the purpose(s) of the meeting, the Adviser shall provide all stockholders within ten days after receipt of said request, written notice, either in person or by mail, of a meeting and the purpose of such meeting to be held on a date not less than fifteen nor more than sixty days after distribution of such notice, at a time and place specified in the request, or if none is specified, at a time and place convenient to stockholders.

Section ~~11.1~~11.2 Voting Rights of Stockholders. Subject to the ~~provisions of any class or series of shares then outstanding and the~~ mandatory provisions of any applicable laws or regulations, upon a vote by the holders of a majority of the then outstanding shares entitled to vote on a matter, stockholders may, without the necessity for concurrence by the Sponsor, the Adviser~~, direct that~~ or the ~~Corporation~~board of directors: (a) amend the investment adviser agreement, bylaws and/or charter; (b) remove the Adviser and elect a new Adviser; (c) remove a director without cause, (d) dissolve the Corporation; (~~d~~ e) suspend the liquidation of the company or other Liquidity Event, as required by the prospectus; or (~~e~~ f) approve or disapprove the sale of all or substantially all of the assets of the Corporation when such sale is to be made other than in the ordinary course of the Corporation’s business. Without approval of holders of a majority of shares entitled to vote on the matter, the ~~Corporation shall not permit~~Sponsor, the Adviser ~~to~~and board of directors may not: (i) amend the investment advisory agreement, bylaws and/or charter except for amendments that do not adversely affect the ~~interests~~rights of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the assets of the Corporation; or (v) cause the merger or other reorganization of the Corporation. With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the stockholders regarding the removal of the Adviser or regarding any transaction between the Corporation and the Adviser. In determining the existence of the requisite percentage of the Corporation’s shares entitled to vote on the matter and necessary to approve a matter on which the Adviser may not vote or consent pursuant to this Section ~~11.1~~11.2, any shares of the Corporation’s stock entitled to vote on the matter and owned by the Adviser shall not be included.

Section ~~11.2~~11.3 Voting Limitations on Shares Held by the Sponsor, the Adviser, Directors and Affiliates. With respect to shares owned by the Sponsor, the Adviser, any director, or any of their Affiliates, the Corporation shall require that the Sponsor, the Adviser, such director(s), and any of their Affiliates agree not to vote or consent on matters submitted to the stockholders regarding the removal of the Sponsor, the Adviser, such director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Sponsor, the Adviser, such director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.

Section ~~11.3~~11.4 Right of Inspection. Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours. Information regarding stockholders’ right to access to the Corporation’s records pertaining to its stockholders is set forth in the Bylaws.

Section 11.5 Reports.

(a)The Corporation shall cause to be prepared and mailed or delivered by any reasonable means, within 120 days after the end of the fiscal year to which it relates for each fiscal year that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Corporation during the period covered by the report; (iii) where forecasts have been provided to the Stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Stockholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from gross proceeds. Such Annual Report on Form 10-K must also contain a breakdown of the costs reimbursed to the Adviser and the Administrator.
~~Section 11.4 Reports. The directors, including the independent directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared all reports as required by law.~~
(b)The Corporation shall cause to be prepared and mailed or delivered to each stockholder within 60 days after the end of each fiscal quarter of the Corporation a Quarterly Report on Form 10-Q filed by the Corporation under the Exchange Act.
(c)The Corporation shall cause to be prepared and mailed or delivered within 75 days after the end of each calendar year of the Corporation to each Person who was at any time during such calendar year a stockholder all information pertaining to such stockholder’s investment in the Corporation necessary for the preparation of such Person’s federal income tax return.
(d)If Common Stock have been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above, then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Corporation in response to any defaults and a discussion and analysis of the impact on capital requirements of the Corporation.
Section 11.6 Admissions of Stockholders.

(a)Admission of Original Stockholders. Upon the original sale of Common Stock, the purchasers should be admitted as stockholders not later than the last day of the calendar month following the date their subscription was accepted by the Corporation. Subsequent subscriptions shall be accepted or rejected by the program within 30 days of their receipt; if rejected, all subscription monies should be returned to the subscriber within 10 business days.
(b)Admission of Substituted Stockholders and Recognition of Assignees. The Corporation shall amend its records at least once each calendar quarter to effect the substitution of substituted stockholders, although the Corporation may elect to do so more frequently. In the case of assignments, where the assignee does not become a substituted stockholder, the Corporation shall recognize the assignment not later than the last day of the calendar month following receipt of notice assignment and required documentation.
(c)Persons holding Common Stock for the purpose of assigning all or a portion of such interests (hereinafter "Assignor") shall be expressly granted the same rights as if they were Stockholder except as prohibited by applicable law, including but not limited to, the rights enumerated under Article VI of the NASAA Omnibus Guidelines (or any successor provisions thereto). The assignment agreement and Prospectus shall provide that the Assignor's management shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the assignees, whether or not in the Assignor management's possession or control, and that the management of the Assignor shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the assignees. In addition, the agreement shall not permit the assignees to contract away the fiduciary duty owed to the assignees by the Assignor's management under the common law of agency.

ARTICLE XII

ROLL-UP TRANSACTIONS

Section 12.1 Roll-up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and the stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a prospectus used to offer the securities of a Roll-up entity, the appraisal shall be filed with the Securities and Exchange Commission and the applicable state regulators. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to stockholders who vote against the proposed Roll-Up Transaction the choice of:

(a)accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b)one of the following:

(i)remaining as stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii)receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the net assets of the Corporation.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(a)that would result in the stockholders having ~~voting~~democracy rights in a roll-up entity that are less than the rights provided for in the corporation’s articles of incorporation and Sections VI(A)-B of the NASAA Omnibus Guidelines (or any successor provision thereto);

(b)that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the stock held by that investor;

(c)in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in the Corporations Articles of Incorporation; or

(d)in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the stockholders.

ARTICLE XIII DEFINITIONS
As used in this charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the initial purchase or acquisition of assets by the Corporation, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses, fees owed to a third party and not charged by an affiliate including: any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Adviser) in connection with the initial purchase or acquisition of assets by the Corporation. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Adviser or Advisers. The term “Adviser” or “Advisers” shall mean the Person or Persons, if any, appointed, employed or contracted with or by the Corporation pursuant to an investment advisory agreement to provide investment advisory services to the Corporation and who is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, including any Person to whom the Adviser subcontracts ~~any and~~substantially all

~~all~~ such services pursuant to a sub-advisory agreement and including any successor to an Adviser who enters into an investment advisory agreement with the Corporation or who subcontracts with a successor Adviser. The rights of the Adviser become those of the Board if the relationship with the Adviser is terminated.

Administrator. The term “Administrator” shall mean the Person or Persons, if any, appointed, employed or contracted with or by the Corporation pursuant to an administration agreement to provide administration services to the Corporation including any Person to whom the Administrator subcontracts any and all such services pursuant to any agreement and including any successor to an Administrator who enters into an administration agreement with the Corporation or who subcontracts with a successor Administrator.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or ~~general~~ partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or ~~general~~ partner.

Assessments. The term “Assessments” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a Stockholder beyond his or her subscription commitment excluding deferred payments.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Capital Contributions. The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan, in the Corporation by a stockholder or by all stockholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.

Cash Available For Distribution. Cash Flow plus cash funds available for distribution from Program reserves less amounts set aside for restoration or creation of reserves.

Cash Flow. Cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.

The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owned” and “Constructively” (as the context requires) shall have the correlative meanings.

Controlling Person. The term “Controlling Person” includes, but is not limited to, all Persons, whatever their titles, who perform functions for the Sponsor, the Corporation, Adviser or Affiliates similar to those of: (a) chairman or member of the board of directors; (b) executive officers; and (c) those holding ten percent or more equity interest in the Corporation, Adviser or Affiliates or other Person having the power to direct or cause the direction of the Corporation, Adviser or Affiliates, whether through the ownership of voting securities, by contract, or otherwise.

Front End Expenses. The term “Front End Expenses” shall mean fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.

Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Adviser who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation, and who is qualified to perform such work.

Interested Person. The term ‘‘Interested person’’ as that term is defined under Section 2(a)(19) of the 1940 Act means:

(A)when used with respect to an investment company—

(i)any affiliated person of such company,

(ii)any member of the immediate family of any natural person who is an affiliated person of such company,

(iii)any interested person of any investment adviser of or principal underwriter for such company,

(iv)any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of such company has acted as legal counsel for such company,

(v)any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has executed any portfolio transactions for, engaged in any principal transactions with, or distributed shares for (I) the investment company; (II) any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or (III) any account over which the investment company’s investment adviser has brokerage placement discretion,

(vi)any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has loaned money or other property to: (I) the investment company; (II) any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or (III) any account for which the investment company’s investment adviser has borrowing authority, and

(vii)any natural person whom the Commission by order shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of such company, a material business or professional relationship with such company or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company:

Provided, That no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso; and

(B)when used with respect to an investment adviser of or principal underwriter for any investment company:

(i)any affiliated person of such investment adviser or principal underwriter,

(ii)any member of the immediate family of any natural person who is an affiliated person of such investment advisor or principal underwriter,

(iii)any person who knowingly has any direct or indirect beneficial interest in, or who is designated as trustee, executor, or guardian of any legal interest in, any security issued either by such investment adviser or principal underwriter or by a controlling person of such investment adviser or principal underwriter,

(iv)any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of such investment company has acted as legal counsel for such investment adviser or principal underwriter,

(v)any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has executed any portfolio transactions for, engaged in any principal transactions with, or distributed shares for: (I) any investment company for which the investment adviser or principal underwriter serves as such; (II) any investment company holding itself out to investors, for purposes of investment or investor services, as a company related to any investment company for which the investment adviser or principal underwriter serves as such; or (III) any account over which the investment adviser has brokerage placement discretion,

(vi)any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has loaned money or other property to: (I) any investment company for which the investment adviser or principal underwriter serves as such; (II) any investment company holding itself out to investors, for purposes of investment or investor services, as a company related to any investment company for which the investment adviser or principal underwriter serves as such; or (III) any account for which the investment adviser has borrowing authority, and

(vii)any natural person whom the Commission by order shall have determined to be an interested person by reason of having had at any time since the beginning of the last two completed fiscal years of such investment company a material business or professional relationship with such investment adviser or principal underwriter or with the principal executive officer or any controlling person of such investment adviser or principal underwriter.

For the purposes of this paragraph, ‘‘member of the immediate family’’ means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships. The Commission may modify or revoke any order issued under clause (vii) of subparagraph (A) or (B) of this paragraph whenever it finds that such order is no longer consistent with the facts. No order issued pursuant to clause (vii) of subparagraph (A) or (B) of this paragraph shall become effective until at least sixty days after the entry thereof, and no such order shall affect the status of any person for the purposes of this title or for any other purpose for any period prior to the effective date of such order.

Investment in Program Assets. The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Corporation (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent shall not be included) and other cash payments such as interest and taxes, but excluding Front End Expenses.

Liquidity Event. The term “Liquidity Event” shall mean (i) a Listing, (ii) a sale or merger in a transaction that provides Stockholders with cash and/or securities of a publicly traded company or (iii) a sale of all or substantially all of the Assets for cash or other consideration, excluding non-listed securities.

Listing. The term “Listing” shall mean the listing of the Common Stock on a national securities exchange.

NASAA Omnibus Guidelines. The term “NASAA Omnibus Guidelines” means the Omnibus Guidelines published by the North American Securities Administrators Association on May 7, 2007, as may be amended from time to time.

Net Asset Fee. An annual fee equal to a percentage of the Program’s annual ending net assets (assets less liabilities) determined in accordance with generally accepted accounting principles.

Net Worth. The excess of total assets over total liabilities as determined by generally accepted accounting principles.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the Assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Participant. The holder of a Program Interest.

Payout. The point in time when all Participants have received cash distributions from the PROGRAM in an amount equal to their total Capital Contributions.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Program. A limited or general partnership, joint venture, unincorporated association or similar organization other than a corporation formed and operated for the primary purpose of investment in and the operation of or gain from and interest in the assets to be acquired by such entity

Program Interest. The limited partnership unit or other indicia of ownership in a PROGRAM.

Promotional Interest. A percentage interest of the Sponsor in all Program revenues, costs and expenses, other than Frontend Fees, for which the Sponsor is not obligated to make a Capital Contribution in the form of cash or tangible property.

Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, trust, corporation, or ~~similar~~other entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, ~~conversion~~reorganization or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the Stockholders. Such term does not include:

(a)a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange; or

(b)a transaction involving the conversion to another corporate form or to a trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)stockholders’ voting rights;

(ii)the term of existence of the Corporation;

(iii)Adviser compensation or any Affiliate of the Adviser’s compensation; or

(iv)the Corporation’s investment objectives.

Specified Asset Program. A Program where, at the time a securities registration is ordered effective, at least 75% of the net proceeds from the sale of Program Interests are allocable to the purchase, construction, renovation, or improvement of individually identified assets or assets that provide a reasonably objective basis in conformity with the Guidelines of the American Institute of Certified Public Accountants to allow the issuance of prospective financial statements. Reserves shall not be included in the 75%.

Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control ~~Assets~~assets of the Corporation, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent manager of the Assets and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. ~~For purposes of this charter, we refer to the Sponsor as the “Adviser.”~~

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The name and address of the Corporation’s current resident agent and the current address of the principal office of the Corporation are as set forth in Article III of the foregoing amendment of the charter.

FIFTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 4.1 of Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement was 100,000,000, consisting of 75,000,000 shares of Common Stock, $0.001 par value per share, and 25,000,000 shares of Preferred Stock, $0.001 par value per share. The aggregate par value of all authorized stock having par value is $100,000.

SEVENTH: The total number of shares of stock which the Corporation has authority to issue after giving effect to the amendments set forth in the foregoing amendment and restatement of the charter is 100,000,000 shares, consisting of 75,000,000 shares of Common Stock, $0.001 par value per share, divided into classes of Common Stock consisting of 37,500,000 shares designated as Class A Common Stock, 12,500,000 shares designated as Class S Common Stock, 12,500,000 shares designated as Class D Common Stock, 12,500,000 shares designated as Class I Common Stock and 25,000,000 shares of Preferred Stock, $0.001 par value per share. The aggregate par value of all authorized stock having par value is $100,000.

EIGHTH: The undersigned Secretary acknowledges these Fifth Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned
Secretary acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

~~EIGHTH: The undersigned Secretary acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Secretary acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.~~

[signatures on next page]

IN WITNESS WHEREOF, the Corporation has caused these ~~Fourth~~Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer on November 1, 2013[    ].

~~Triton Pacific Investment Corporation~~Prospect Floating Rate and Alternative Income Fund, Inc.

Attested by:

By    By
~~Craig J. Faggen~~M. Grier Eliasek,    ~~Michael Carroll~~Kristin Van Dask,
Chairman and Chief Executive Officer    Secretary